                                                                   Exhibit 99(a)

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                            ---------------------

                                   FORM 11-K

                            ---------------------

 (Mark One)
     [x]      ANNUAL REPORT PURSUANT TO SECTION 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

                 For the Fiscal Year Ended December 31, 1993


     [ ]      TRANSITION REPORT PURSUANT TO SECTION 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

             For the Transition Period From          To
                                            --------    --------

                            ---------------------


                          Commission File No. 0-4491


                            ---------------------


                     FIRST TENNESSEE NATIONAL CORPORATION
                            SAVINGS PLAN AND TRUST
                             (Full Title of Plan)


                     FIRST TENNESSEE NATIONAL CORPORATION
                               (Name of Issuer)


                              165 MADISON AVENUE
                           MEMPHIS, TENNESSEE 38103
                    (Address of Principal Executive Office
                            of Issuer and of Plan)

                      FIRST TENNESSEE NATIONAL CORPORATION

                             SAVINGS PLAN AND TRUST

                          YEAR ENDED DECEMBER 31, 1993

                      FIRST TENNESSEE NATIONAL CORPORATION
                             SAVINGS PLAN AND TRUST
                            STATEMENT OF NET ASSETS
                               December 31, 1993



                                                 Fund A             Fund B           Fund C             Fund D           Combined
                                               -----------       -----------      -----------        -----------       ------------
Investments (Market) (Note 1):
   Money market investments                    $   582,153       $ 1,417,911      $ 1,090,972        $12,927,888       $ 16,018,924
   U.S. Treasury securities and  federal
     agencies                                          -             913,074               -                -               913,074
   Corporate stocks                                    -             851,950       74,537,925               -            75,389,875
   Investment funds                              7,536,377         7,159,119               -                -            14,695,496
   Savings plan loan account                           -           5,734,594               -                -             5,734,594
                                               -----------       -----------      -----------        -----------       ------------
         Total investments                       8,118,530        16,076,648       75,628,897         12,927,888        112,751,963

Other assets:
   Cash                                             50,221            56,232          202,653             76,005            385,111
   Receivables:
     Contributions:
         Employer                                   11,789             9,244          128,589              8,011            157,633
         Employee                                   51,658             5,303          219,067             40,396            316,424
     Interest                                          431            28,927            1,346             36,986             67,690
     Dividends                                         -               5,309          813,104               -               818,413
     Other                                          17,013           205,312          423,195            192,256            837,776
                                               -----------       -----------      -----------        -----------       ------------
         Total other assets                        131,112           310,327        1,787,954            353,654          2,583,047
                                               -----------       -----------      -----------        -----------       ------------

Less liabilities:
   Accounts payable                              1,034,294           996,677          249,005            139,803          2,419,779
                                               -----------       -----------      -----------        -----------       ------------
         Total liabilities                       1,034,294           996,677          249,005            139,803          2,419,779
                                               -----------       -----------      -----------        -----------       ------------
Participants' equity                           $ 7,215,348       $15,390,298      $77,167,846        $13,141,739       $112,915,231
                                               ===========       ===========      ===========        ===========       ============



The notes to financial statements are an integral part of this financial statement.

                      FIRST TENNESSEE NATIONAL CORPORATION
                             SAVINGS PLAN AND TRUST
                            STATEMENT OF NET ASSETS
                               December 31, 1992




                                                 Fund A              Fund B           Fund C            Fund D          Combined
                                               -----------        -----------     -------------      -----------       -----------
Investments (Market) (Note 1):
   Money market investments                    $   182,113        $   593,892     $     841,440      $15,612,123       $17,229,568
   U.S. Treasury securities and  federal
     agencies                                          -              435,368               -                 -            435,368
   Fixed income                                        -              174,414               -                 -            174,414
   Corporate stocks                                    -              753,686        64,243,307               -         64,996,993
   Investment funds                              5,228,302          5,662,552               -                 -         10,890,854
   Savings plan loan account                           -            4,653,344               -                 -          4,653,344
                                               -----------        -----------     -------------      -----------       -----------
         Total investments                       5,410,415         12,273,256        65,084,747       15,612,123        98,380,541

Other assets:
   Cash                                             14,463             80,416           181,481            9,864           286,224
   Receivables:
     Contributions:
         Employer                                      -               -               -                     -                -
         Employee                                   13,544             21,990           145,544              -             181,078
     Interest                                          291             39,338             1,662           43,239            84,530
     Dividends                                         -                3,461           626,802              -             630,263
     Other                                         794,002            244,333            54,254           12,765         1,105,354
                                               -----------        -----------     -------------      -----------       -----------
         Total other assets                        822,300            389,538         1,009,743           65,868         2,287,449
                                               -----------        -----------     -------------      -----------       -----------

Less liabilities:
   Accounts payable                                124,480            245,081           708,400          485,792         1,563,753
                                               -----------        -----------     -------------      -----------       -----------
         Total liabilities                         124,480            245,081           708,400          485,792         1,563,753
                                               -----------        -----------     -------------      -----------       -----------
Participants' equity                           $ 6,108,235        $12,417,713     $  65,386,090      $15,192,199       $99,104,237
                                               ===========        ===========     =============      ===========       ===========




The notes to financial statements are an integral part of this financial statement.

                      FIRST TENNESSEE NATIONAL CORPORATION
                             SAVINGS PLAN AND TRUST
                       STATEMENT OF CHANGES IN NET ASSETS
                          Year Ended December 31, 1993



                                               Fund A            Fund B              Fund C            Fund D             Combined
                                              ----------       -----------        -----------        -----------        -----------
Participants' equity at
   December 31, 1992                          $6,108,235       $12,417,713        $65,386,090        $15,192,199        $99,104,237
Additions:
   Investment income:
   Interest                                       70,342           841,328             28,023            429,851          1,369,544
   Dividends                                      71,614            32,677          2,802,119               -             2,906,410
                                              ----------       -----------        -----------        -----------        -----------
         Total investment income                 141,956           874,005          2,830,142            429,851          4,275,954

   Employer contributions                        281,032           217,168          1,405,742            215,253          2,119,195
   Matching employer contributions                 -                  -             1,893,970               -             1,893,970
   Employee contributions                        957,559           955,990          6,397,518            473,441          8,784,508
   Realized net gain on investments sold          11,525            98,472             -                    -               109,997
   Excess of market value over cost of
     securities distributed to
     participants                                  -                  -                78,199               -                78,199
   Unrealized appreciation on investments
     (Note 3)                                    558,960           288,946          2,484,429               -             3,332,335
   Other income                                    -                20,156             -                    -                20,156
                                              ----------       -----------        -----------        -----------        -----------
         Total additions                       1,951,032         2,454,737         15,090,000          1,118,545         20,614,314

Deductions:
   Employee withdrawals                          208,611           844,866          4,228,021          1,244,146          6,525,644
   Transfers                                     617,427        (1,396,710)        (1,108,265)         1,887,548                -
   Other expenses                                 17,881            33,996            188,488             37,311            277,676
                                              ----------       -----------        -----------        -----------        -----------
         Total deductions                        843,919          (517,848)         3,308,244          3,169,005          6,803,320
                                              ----------       -----------        -----------        -----------        -----------
         Net additions (deductions)            1,107,113         2,972,585         11,781,756         (2,050,460)        13,810,994
                                              ----------       -----------        -----------        -----------        -----------
Participants' equity at
   December 31, 1993                          $7,215,348       $15,390,298        $77,167,846        $13,141,739       $112,915,231
                                              ==========      ============         ===========       ===========       =============


Changes in net assets by component:
  Increases (decreases):
     Investments                             $ 2,708,115       $ 3,803,392        $10,544,150       $ (2,684,235)      $ 14,371,422
     Cash (Overdrafts)                            35,758           (24,184)            21,172             66,141             98,887
     Contributions receivable                     49,903            (7,443)           202,112             48,407            292,979
     Interest receivable                             140           (10,411)              (316)            (6,253)           (16,840)
     Dividends receivable                          -                 1,848            186,302               -               188,150
     Other receivables                          (776,989)          (39,021)           368,941            179,491           (267,578)
     Accounts payable                           (909,814)         (751,596)           459,395            345,989           (856,026)
                                              ----------      ------------        -----------        -----------       ------------
         Change in net assets                 $1,107,113      $  2,972,585        $11,781,756        $(2,050,460)      $ 13,810,994
                                              ==========      ============         ===========       ===========       =============


The notes to financial statements are an integral part of this financial statement.

                      FIRST TENNESSEE NATIONAL CORPORATION
                             SAVINGS PLAN AND TRUST
                       STATEMENT OF CHANGES IN NET ASSETS
                          Year Ended December 31, 1992

                                             Fund A             Fund B            Fund C            Fund D             Combined
                                           ----------         ------------      -----------       -----------         -----------
Participants' equity at
   December 31, 1991                       $4,422,318         $  9,572,039      $49,460,516       $12,730,982         $76,185,855
Additions:
   Investment income:
     Interest                                  64,250              737,332           18,104           530,489           1,350,175
     Dividends                                 67,434               23,461        2,217,110                -            2,308,005
                                           ----------         ------------      -----------       -----------         -----------

         Total investment income              131,684              760,793        2,235,214           530,489           3,658,180

   Employer contributions                     217,454              178,387          830,487           220,359           1,446,687
   Matching employer contributions                -                  -            1,548,862                -            1,548,862
   Employee contributions                     374,659              273,505        4,255,949           447,906           5,352,019
   Realized net gain on investments sold          -                  2,891          494,141                -              497,032
   Excess of market value over cost of
     securities distributed to
     participants                                 -                  4,320          118,912                -              123,232
   Unrealized appreciation of investments
     (Note 3)                                 332,858               95,548       15,617,828                -           16,046,234
   Other income                                   -                 17,233                -                -               17,233
                                           ----------         ------------      -----------       -----------         -----------
         Total additions                    1,056,655            1,332,677       25,101,393         1,198,754          28,689,479

Deductions:
   Employee withdrawals                       244,322              635,149        3,567,568         1,022,277           5,469,316
   Transfers                                 (880,327)          (2,184,380)       5,392,065        (2,327,358)              -
   Other expenses                               6,743               36,234          216,186            42,618             301,781
                                           ----------         ------------      -----------       -----------         -----------
         Total deductions                    (629,262)          (1,512,997)       9,175,819        (1,262,463)          5,771,097
                                           ----------         ------------      -----------       -----------         -----------
         Net additions                      1,685,917            2,845,674       15,925,574         2,461,217          22,918,382
                                           ----------         ------------      -----------       -----------         -----------
Participants' equity at
   December 31, 1992                       $6,108,235         $ 12,417,713      $65,386,090       $15,192,199         $99,104,237
                                           ==========         ============      ===========       ===========         ===========



Changes in net assets by component:
   Increases (decreases):
     Investments                           $1,198,538         $  2,567,478      $16,169,698       $ 2,733,001         $22,668,715
     Cash (overdrafts)                         14,522               63,816          182,550         1,019,618           1,280,506
     Contributions receivable                      64                5,588          (40,068)          (18,661)            (53,077)
     Interest receivable                         (728)               5,823               98           (12,345)             (7,152)
     Dividends receivable                         -                    721          100,842                 -             101,563
     Other receivables                        386,090              139,898            4,035        (1,012,592)           (482,569)
     Accounts payable                          87,431               62,350         (491,581)         (247,804)           (589,604)
                                           ----------         ------------      -----------       -----------         -----------
         Change in net assets              $1,685,917         $  2,845,674      $15,925,574       $ 2,461,217         $22,918,382
                                           ==========         ============      ===========       ===========         ===========


The notes to financial statements are an integral part of this financial statement.

                      FIRST TENNESSEE NATIONAL CORPORATION
                             SAVINGS PLAN AND TRUST
                       STATEMENT OF CHANGES IN NET ASSETS
                          Year Ended December 31, 1991




                                                  Fund A          Fund B           Fund C            Fund D           Combined
                                                ----------      ----------       -----------       -----------       -----------
Participants' equity at
   December 31, 1990                            $2,803,114      $7,725,585       $25,989,234       $11,755,906       $48,273,839

Additions:
   Investment income:
      Interest                                      65,192         665,046            27,012           720,604         1,477,854
      Dividends                                     65,775          20,996         2,000,331              -            2,087,102
                                                ----------      ----------       -----------       -----------       -----------
         Total investment income                   130,967         686,042         2,027,343           720,604         3,564,956

   Employer contributions                          179,843         168,180           601,405           275,078         1,224,506
   Matching employer contributions                     -                -          1,255,579             -             1,255,579
   Employee contributions                          355,849         308,648         3,030,388           410,950         4,105,835
   Realized net gain on investments sold             5,491           5,084              -                -                10,575
   Excess of market value over cost of
     securities distributed to
     participants                                      -                -            244,168             -               244,168
   Unrealized appreciation of investments
     (Note 3)                                      462,309         503,895        21,850,340             -            22,816,544
   Other income                                        -            10,553             -                 -                10,553
                                                ----------      ----------       -----------       -----------       -----------
         Total additions                         1,134,459       1,682,402        29,009,223         1,406,632        33,232,716

Deductions:
   Employee withdrawals                            265,541         564,230         2,968,276         1,182,737         4,980,784
   Transfers                                      (831,069)       (823,190)        2,486,223          (831,964)              -
   Other expenses                                   80,783          94,908            83,442            80,783           339,916
                                                ----------      ----------       -----------       -----------       -----------
         Total deductions                         (484,745)       (164,052)        5,537,941           431,556         5,320,700
                                                ----------      ----------       -----------       -----------       -----------
         Net additions                           1,619,204       1,846,454        23,471,282           975,076        27,912,016
                                                ----------      ----------       -----------       -----------       -----------
Participants' equity at
   December 31, 1991                            $4,422,318      $9,572,039       $49,460,516       $12,730,982       $76,185,855
                                                ==========      ==========       ===========       ===========       ===========


Changes in net assets by component:
   Increases (decreases):
     Investments                                $1,479,540      $2,113,406       $22,662,034       $ 2,038,322       $28,293,302
     Cash (overdrafts)                              (3,784)         62,928           (36,782)         (819,884)         (797,522)
     Contributions receivable                        6,804           9,148            14,676             6,065            36,693
     Interest receivable                               639           2,009            (1,521)            1,205             2,332
     Dividends receivable                              -               (96)           46,102              -               46,006
     Other receivables                             347,916         (90,240)           12,956           (12,644)          257,988
     Accounts payable                             (211,911)       (250,701)          773,817          (237,988)           73,217
                                                ----------      ----------       -----------       -----------       -----------
         Change in net assets                   $1,619,204      $1,846,454       $23,471,282       $   975,076       $27,912,016
                                                ==========      ==========       ===========       ===========       ===========


The notes to financial statements are an integral part of this financial statement.

                      FIRST TENNESSEE NATIONAL CORPORATION
                             SAVINGS PLAN AND TRUST
                         NOTES TO FINANCIAL STATEMENTS
             FOR THE YEARS ENDED DECEMBER 31, 1993, 1992, and 1991


NOTE 1 - REPORTING AND ACCOUNTING POLICIES
The Plan
The First Tennessee National Corporation Savings Plan and Trust (the Plan), employer identification number 62-0985474, Plan number 002, is a self-administered, trusteed defined contribution plan. The Plan is administered by a Savings Plan Committee consisting of not less than three participants appointed by the Board of Directors of First Tennessee National Corporation (the Corporation).

Full time employees of the Corporation are eligible for participation in the Plan on the first day of the first pay period beginning more than 30 days after employment, while a one-year waiting period is in effect for part time employees.

The assets of the Plan are divided into four separate funds: (a) common stocks and other equity securities of a like nature, as may be defined from time to time by the Trustee's investment policy, including units of commingled equity funds maintained by the Trustee (Fund A); (b) fixed income and other securities of a like nature, as may be defined from time to time by the Trustee's investment policy, including units of the commingled debt funds maintained by the Trustee (Fund B); (c) common stock of First Tennessee National Corporation (Fund C); and (d) money market instruments maturing in one year or less from the date of acquisition, as may be defined from time to time by the Trustee's investment policy, including shares of other money market funds used by the Trustee (Fund D). The basic provisions of the Plan allow the participants to elect the funds in which to invest their account balances. As of July 1, 1984, participants can elect to borrow from their accounts by transferring amounts from any or all of the four funds into a Plan loan account. These borrowings are obligations of the participant and are limited to a calculated portion of the individual's Plan account balance. Repayment of the borrowed amount, including interest charges, must be returned to the individual's account, but may be distributed to any of the funds designated by the employee. At
December 31, 1993, loans to 1,071 participants, totalling $5,734,594 were included in the Plan account. Loans to 1,610 participants totalled $4,653,344 at December 31, 1992. These amounts have been included in Fund B in the financial statements.

In the event of termination of employment, the participant is entitled to distribution of his account. The Plan also provides for loans from the Plan to participants and emergency and other withdrawals of account balances prior to termination of service. Distribution of account balances may be made in the form of the Corporation's common stock or in cash, which may be paid in a lump sum or in installment payments.

At December 31, 1993, participants in Funds A, B, C, and D numbered 3,264; 2,666; 4,483; and 1,523, respectively. On April 15, 1986, the Plan was amended effective January 1, 1986, to allow early retirees to segregate and direct the investment of their accounts and defer payments. These accounts are included in Fund B and may include equity funds as well as debt funds.

                      FIRST TENNESSEE NATIONAL CORPORATION
                             SAVINGS PLAN AND TRUST
                         NOTES TO FINANCIAL STATEMENTS
             FOR THE YEARS ENDED DECEMBER 31, 1993, 1992,  and 1991


NOTE 1 - REPORTING AND ACCOUNTING POLICIES (Continued)
Investment Valuation
Investments in common and preferred stocks and corporate bonds are valued at the last reported sales price on the last business day of the year. Stocks traded "over the counter" are valued at the mean between the bid and the ask price on the last business day of the year. U.S. Treasury notes and bonds and U.S. Agency securities are valued at the mean of the bid and ask prices on the last business day of the year. U.S. Treasury bills are stated at cost adjusted for amortized discounts and premiums. The investment funds in Funds A and B are valued at the current value of the underlying instrument. The Plan loan account is valued at the outstanding principal balance.

Contributions
Under the Corporation's Flexible Benefits Plan, an amount based upon the employee's salary and length of service is contributed during the year into a benefits plan account for each eligible employee. The employee may then direct that all, a portion or none of the contribution be allocated to his Plan account.

A participant may contribute up to 18% of his compensation to the Plan, and may elect to defer Federal income taxes on a portion (the pre-tax contribution) of his contribution (not to exceed 8% of his compensation) pursuant to Section 401(k) of the Internal Revenue Code of 1986, as amended. If a participant designates a portion of his pre-tax contribution for investment in the Corporation's stock, the Corporation makes a matching contribution equal to 50% of the amount (up to 6% of compensation) contributed by the participant.

Other
Purchases and sales of securities are reflected on a trade date basis, and the average cost method is used in determining gains and losses resulting from sales.

Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned on an accrual basis.

In accordance with the policy of stating investments at fair market value, net unrealized appreciation or depreciation for the year is reflected in the statements of changes in participants' equity.

Financial statements for prior periods reflect certain reclassifications to conform to current presentation.

                      FIRST TENNESSEE NATIONAL CORPORATION
                             SAVINGS PLAN AND TRUST
                         NOTES TO FINANCIAL STATEMENTS
             FOR THE YEARS ENDED DECEMBER 31, 1993, 1992, and 1991


NOTE 2 - INCOME TAXES
The Plan meets the requirements of Section 401(a) of the Internal
Revenue Code (the Code) and is exempt from Federal income tax under Section 501(a) of the Code. The Plan was amended as of July 1, 1984, to meet the requirements of Section 401(k) of the Code, which allows the deferral of Federal income taxes on a portion of employee personal contributions until actual distribution of benefits.

NOTE 3 - UNREALIZED APPRECIATION

The unrealized appreciation of investments, as reflected in the 1993, 1992, and 1991 Statements of Changes in Net Assets, is calculated as follows:

                                                                                        December 31
                                                                   --------------------------------------------------------
                                                                       1993                1992                    1991
                                                                   -------------       ------------            ------------
Investments at market, beginning of year                           $  98,380,541       $ 75,711,826            $ 47,418,524
Purchases at cost                                                     50,830,802         27,403,038              39,314,542
Sales at adjusted market price                                       (39,791,715)       (20,780,557)            (33,837,784)
                                                                   -------------       ------------            ------------
Adjusted market, end of year                                         109,419,628         82,334,307              52,895,282
Investments at market, end of year                                   112,751,963         98,380,541              75,711,826
                                                                   -------------       ------------            ------------
Unrealized appreciation for the year                               $   3,332,335       $ 16,046,234            $ 22,816,544
                                                                   =============       ============            ============

NOTE 4 - RELATED PARTIES

First Tennessee Bank National Association, the Corporation's primary affiliate, is the Custodian and Trustee of the Plan. During 1993, 1992, and 1991, the Custodian received a Trustee's fee from the Plan in accordance with its normal fee schedule.

                      FIRST TENNESSEE NATIONAL CORPORATION
                        SAVINGS PLAN AND TRUST - FUND A
                    SCHEDULE OF RECEIPTS AND DISBURSEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1993



Cash balance, beginning of year                                                             $     14,463

Receipts:
   Investments sold and matured                                        $2,381,757
   Interest                                                                70,202
   Dividends                                                               71,614
   Employer contributions                                                 269,243
   Employee contributions                                                 919,445
   Transfers                                                              714,553
                                                                       ----------
         Total receipts                                                                        4,426,814


Disbursements:
   Investments made                                                     4,165,563
   Employee withdrawals                                                   208,611
   Trustee fees and other expenses                                         16,882
                                                                       ----------
         Total disbursements                                                                   4,391,056
                                                                                            ------------



Cash balance, end of year                                                                   $     50,221
                                                                                            ============

                      FIRST TENNESSEE NATIONAL CORPORATION
                        SAVINGS PLAN AND TRUST - FUND B
                    SCHEDULE OF RECEIPTS AND DISBURSEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1993



Cash balance, beginning of year                                                           $     80,416

Receipts:
   Investments sold and matured                                      $ 8,556,639
   Interest                                                              851,739
   Dividends                                                              30,829
   Employer contributions                                                207,924
   Employee contributions                                                972,677
   Other income                                                           19,343
   Transfers                                                           1,040,292
                                                                     -----------
         Total receipts                                                                     11,679,443


Disbursements:
   Investments made                                                   10,825,164
   Employee withdrawals                                                  844,866
   Trustee fees and other expenses                                        33,597
                                                                     -----------
         Total disbursements                                                                11,703,627
                                                                                            ----------


Cash balance, end of year                                                                 $     56,232
                                                                                          ============

                      FIRST TENNESSEE NATIONAL CORPORATION
                        SAVINGS PLAN AND TRUST - FUND C
                    SCHEDULE OF RECEIPTS AND DISBURSEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1993




Cash balance, beginning of year                                                                   $   181,481

Receipts:
   Investments sold and matured                                         $12,049,371
   Interest                                                                  28,339
   Dividends                                                              2,615,817
   Employer contributions                                                 3,171,123
   Employee contributions                                                 6,122,849
   Transfers                                                                642,655
                                                                        -----------
         Total receipts                                                                            24,630,154


Disbursements:
   Investments made                                                      21,427,347
   Employee withdrawals                                                   3,000,264
   Trustee fees and other expenses                                          181,371
                                                                        -----------
         Total disbursements                                                                       24,608,982
                                                                                                  -----------



Cash balance, end of year                                                                         $   202,653
                                                                                                  ===========


                      FIRST TENNESSEE NATIONAL CORPORATION
                        SAVINGS PLAN AND TRUST - FUND D
                    SCHEDULE OF RECEIPTS AND DISBURSEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1993



Cash balance, beginning of year                                                                 $     9,864
Receipts:
   Investments sold and matured                                        $15,831,933
   Interest                                                                436,104
   Employer contributions                                                  207,242
   Employee contributions                                                  433,045
                                                                       -----------
         Total receipts                                                                          16,908,324


Disbursements:
   Investments made                                                     13,081,556
   Employee withdrawals                                                  1,244,146
   Trustee fees and other expenses                                          39,186
   Transfers                                                             2,477,295
                                                                       -----------
         Total disbursements                                                                     16,842,183
                                                                                                -----------


Cash balance, end of year                                                                       $    76,005
                                                                                                ===========



                      FIRST TENNESSEE NATIONAL CORPORATION
                        SAVINGS PLAN AND TRUST - FUND A
                      SCHEDULE OF REPORTABLE TRANSACTIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1993




                                                      Purchased             Sold and           Net
                                                     and Received          Transferred        Gain
                                                     ------------          -----------       -------
Investment Funds:
   First Tennessee Bank National Association
      Investment Pooled Equity Total Rate of
      Return Fund                                     $   999,669           $5,929,485       $10,184
   First Tennessee Bank National Association
      Investment Pooled Equity Stable Value
      Fund                                              6,323,064            --               --

                      FIRST TENNESSEE NATIONAL CORPORATION
                        SAVINGS PLAN AND TRUST - FUND B
                      SCHEDULE OF REPORTABLE TRANSACTIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1993





                                              Purchased and       Sold, Matured,
                                                Received         and Transferred    Net Gain
                                              -------------      ---------------    --------
Participation in Fidelity
   Institutional Cash U.S.
   Government Portfolio                        $5,465,480           $4,641,461    $        --

Savings Plan Loan Account                       3,292,859            2,211,609             --

Investment Funds:
 First Tennessee Bank National
    Association Investment Pooled
    Debt Stable Value Fund                      6,755,099              125,046         12,105
 First Tennessee Bank National
    Association Investment Pooled
    Debt Total Rate of Return
    Fund                                          409,696            6,708,803         30,832

                      FIRST TENNESSEE NATIONAL CORPORATION
                        SAVINGS PLAN AND TRUST - FUND C
                      SCHEDULE OF REPORTABLE TRANSACTIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1993




                                                                                     Sold,
                                                               Purchased and      Distributed,
                                                                 Received        and Transferred      Net Gain
                                                               -------------     ---------------      --------
           Participation in Fidelity
              Institutional Cash U.S.                           $12,298,903         $12,049,371      $       -
              Government Portfolio

           First Tennessee National
              Corporation common stock                            9,234,172           1,661,382         78,199

                      FIRST TENNESSEE NATIONAL CORPORATION
                        SAVINGS PLAN AND TRUST - FUND D
                      SCHEDULE OF REPORTABLE TRANSACTIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1993




                                                                                                          Net
                                                                     Purchased             Sold          Gain
                                                                    ----------          -----------    -------
           Participation in Fidelity Institutional Cash
              U.S. Government Portfolio                             $2,147,698          $14,831,933     $    -

                      FIRST TENNESSEE NATIONAL CORPORATION
                        SAVINGS PLAN AND TRUST - FUND A
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1993




                                                             Units/         Historical           Market
                                                           Par Value          Cost                Value
                                                           ---------        ----------         ------------
Money market investments - 7.2%
   Participation in Fidelity Institutional Cash
     U.S. Government Portfolio                             $  582,153       $   582,153        $   582,153
                                                           ==========       -----------        -----------
Investment funds - 92.8%:
   First Tennessee Bank National Association
     Investment Pooled Equity Stable Value Fund                54,402         3,995,101          6,349,203

   First Tennessee Bank National Association
     Investment Special Equity Fund                            69,805           903,569          1,187,174
                                                           ----------       -----------        -----------
                                                              124,207         4,898,670          7,536,377
                                                           ==========       -----------        -----------
         Total investments                                                   $5,480,823         $8,118,530
                                                                            ===========        ===========

                      FIRST TENNESSEE NATIONAL CORPORATION
                        SAVINGS PLAN AND TRUST - FUND B
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1993



                                                                    Units/           Historical          Market
                                                                   Par Value            Cost             Value
                                                                  ----------       ------------       ------------
Money market investments - 8.8%:
   Participation in Fidelity Institutional Cash U.S.
     Government Portfolio                                         $1,417,911       $  1,417,911       $  1,417,911
                                                                  ==========       ------------       ------------

U.S. Treasury securities & Federal agencies - 4.5%:
   Kemper Govt. Sec - GNMA Portfolio Series                           18,691             13,098             10,841
   U.S. Treasury note, 8.625%, due 1/15/95                            20,000             19,656             20,981
   U.S. Treasury note, 5.125%, due 11/15/95                           50,000             50,559             50,859
   U.S. Treasury note, 6.000%, due 10/15/99                           90,000             91,259             92,925
   U.S. Treasury note, 4.625%, due 2/15/96                            20,000             19,942             20,143
   U.S. Treasury note, 4.250%, due 5/15/96                            25,000             24,972             24,938
   U.S. Treasury note, 3.875%, due 3/31/95                            25,000             24,969             25,016
   U.S. Treasury bond, 8.750%, due 11/15/08                          193,000            166,705            231,177
   U.S. Treasury bond, 9.000%, due 2/15/94                            60,000             60,181             60,431
   FHLMC, 10.000%, due 12/1/10                                         2,589              2,634              2,822
   FNMA MTN, 4.629%, due 2/25/98                                      25,000             25,000             25,000
   FNMA MTN, 8.050%, due 11/1/01                                     125,000            132,500            129,531
   U.S. Savings bond series EE                                        30,000             15,000             25,116
                                                                  ----------       ------------       ------------
                                                                     684,280            646,475            719,780
                                                                  ==========       ------------       ------------
Other fixed income - 1.2%
   Fomento Economico Mexicano, 9.5%,due 7/22/97                   $   30,000             30,938             32,700
   Baxter Intern. Inc. note, 8.125%, due  11/15/01                    25,000             24,715             27,719
   Republic Natl Bank note, 6.400%, due  4/15/95                      25,000             25,047             25,719
   Trans.Canada Pipeline Deb., 8.625%, due 5/15/12                    25,000             24,859             28,781
   NCNB sub. note, 10.500%, due 3/15/99                               25,000             28,375             27,875
   New England T & T, 7.375%, due 10/15/07                            25,000             25,637             25,531
   Waste Management bond, 4.625%, due 4/14/96                         25,000             24,879             24,969
                                                                  ----------       ------------       ------------
                                                                  $  180,000            184,450            193,294
                                                                  ==========       ------------       ------------

Investment funds - 44.5%:
   First Funds Total Rate of Return Equity Portfolio                  24,613            251,047            261,141
   First Funds Total Rate of Return Fixed Income
     Portfolio                                                        25,421            255,067            254,976
   First Tennessee Bank National Association
     Investment Pooled Debt Stable Value Fund                         80,068          5,258,687          6,643,002
                                                                  ----------       ------------       ------------

                                                                     130,102          5,764,801          7,159,119
                                                                  ==========       ------------       ------------
Corporate stocks - 5.3%                                               35,149            562,782            851,950
                                                                  ==========       ------------       ------------
Savings Plan loan account - 35.7%                                      2,074          5,734,594          5,734,594
                                                                  ==========       ------------       ------------
         Total investments                                                         $ 14,311,013       $ 16,076,648
                                                                                   ============       ============

                      FIRST TENNESSEE NATIONAL CORPORATION
                        SAVINGS PLAN AND TRUST - FUND C
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1993




                                                            Units/            Historical            Market
                                                           Par Value             Cost               Value
                                                          ----------        ------------        ------------
Money market investments - 1.4%
   Participation in Fidelity Institutional Cash
     U.S. Government Portfolio                            $1,090,972        $  1,090,972        $  1,090,972
                                                          ==========        ------------        ------------
Corporate Stocks - 98.6%
   First Tennessee National Corporation common
     stock                                                 1,936,050          32,658,493          74,537,925
                                                          ==========        ------------        ------------
         Total investments                                                  $ 33,749,465        $ 75,628,897
                                                                            ============        ============

                      FIRST TENNESSEE NATIONAL CORPORATION
                        SAVINGS PLAN AND TRUST - FUND D
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1993




                                                             Units/         Historical
                                                           Par Value            Cost           Market Value
                                                         ------------      ------------        ------------
Money market investments - 100.0%
   Participation in Fidelity Institutional Cash
     U.S. Government Portfolio                           $  2,927,888      $  2,927,888        $  2,927,888
                                                         ------------      ------------        ------------

   Commercial Paper:
      American General, 3.33%, due 1/6/94                $  1,000,000         1,000,000           1,000,000
      Beneficial, 3.33%, due 1/27/94                        1,000,000         1,000,000           1,000,000
      Chevron, 3.23%, due 2/7/94                            1,000,000         1,000,000           1,000,000
      Ford Motor, 3.36%, due 1/28/94                        1,000,000         1,000,000           1,000,000
      GECC, 3.33%, due 2/1/94                               1,000,000         1,000,000           1,000,000
      GECC, 3.40%, due 8/15/94                              1,000,000         1,000,000           1,000,000
      American Express, 3.25%, due 1/3/94                   1,000,000         1,000,000           1,000,000
      Texaco, 3.25%, due 1/26/94                            1,000,000         1,000,000           1,000,000
      Commercial Credit, 3.25%, due 1/25/94                 1,000,000         1,000,000           1,000,000
      Commercial Credit, 3.25%, due 2/2/94                  1,000,000         1,000,000           1,000,000
                                                         ------------      ------------        ------------
                                                         $ 10,000,000        10,000,000          10,000,000
                                                         ============      ------------        ------------
         Total investments                                                 $ 12,927,888        $ 12,927,888
                                                                           ============        ============

                      FIRST TENNESSEE NATIONAL CORPORATION
                        SAVINGS PLAN AND TRUST - FUND A
                 SCHEDULE OF INVESTMENTS SOLD AND TRANSFERRED
                      FOR THE YEAR ENDED DECEMBER 31, 1993



                                                                                                        Adjusted
                                                        Units/         Historical                        Market        Net
                                                      Par Value           Cost          Proceeds         Value         Gain
                                                      ----------       ----------      ----------      ----------     -------
          Money market investments:
             Participation in Fidelity
               Institutional Cash U.S.
               Government Portfolio                   $2,154,346       $2,154,346      $2,154,346      $2,154,346     $     -
                                                      ==========       ----------      ----------      ----------     -------


          Investment Funds:
             First Tennessee Bank National
               Association Investment Pooled
               Equity Total Rate of Return Fund              972          115,311         192,401         182,217      10,184
             First Tennessee Bank National
               Association Investment Special
               Equity Fund                                 2,179           26,169          35,010          33,669       1,341
                                                      ----------       ----------      ----------      ----------     -------
                                                           3,151          141,480         227,411         215,886      11,525
                                                      ==========       ----------      ----------      ----------     -------
                  Total investments sold
                                                                       $2,295,826      $2,381,757      $2,370,232     $11,525
                                                                       ==========      ==========      ==========     =======





                                                                                                        Adjusted
                                                        Units/         Historical        Market          Market
                                                      Par Value           Cost           Value           Value
                                                      ----------       ----------      ----------      ----------
          Investment Funds:
               First Tennessee Bank National
               Association Investment Pooled
               Equity Total Rate of Return Fund           28,142       $3,409,121      $5,737,084      $5,283,283
                                                      ----------       ----------      ----------      ----------
                   Total investments transferred          28,142       $3,409,121      $5,737,084      $5,283,283
                                                      ==========       ==========      ==========      ==========


                      FIRST TENNESSEE NATIONAL CORPORATION
                        SAVINGS PLAN AND TRUST - FUND B
            SCHEDULE OF INVESTMENTS SOLD, MATURED AND TRANSFERRED
                      FOR THE YEAR ENDED DECEMBER 31, 1993

                                                                                                           Adjusted
                                                          Units/         Historical                         Market     Net Gain
                                                        Par Value            Cost         Proceeds           Value     (Loss)
                                                        ----------       ----------      ----------       ----------   -----------
Money market investments:
   Participation in Fidelity Institutional Cash
     U.S. Government Portfolio                          $ 4,641,461      $4,641,461      $4,641,461       $4,641,461   $         -
                                                        ===========      ----------      ----------       ----------   -----------
U.S. Treasury securities and Federal agencies:
   U.S. Treasury bond, 9.000%, due 2/15/94                   10,000          10,181          10,331           10,565          (234)
   U.S. Treasury note, 9.000%, due 11/15/93                  20,000          20,300          20,000           20,912          (912)
   U.S. Treasury note, 7.625%, due 5/15/93                   20,000          19,200          20,000           20,312          (312)
   U.S. Treasury note, 9.625%, due 3/31/93                   10,000          10,288          10,000           10,153          (153)
   FHLMC, 10%, due 12/1/10                                    1,851           1,883           1,851            1,988          (137)
   FNMA MTN, 4.629%, due 2/25/98                             25,000          25,000          25,031           25,000            31
   Kemper Gov't Sec.-GNMA Portfolio Series                        -           5,522           5,522            5,522             -
                                                        -----------      ----------      ----------       ----------   -----------
                                                             86,851          92,374          92,735           94,452        (1,717)
                                                        ===========      ----------      ----------       ----------   -----------

Other fixed income investments:
   Security Pacific note, 8.875%, due 3/1/96            $    25,000          25,675          25,000           25,156          (156)
   Coca Cola Enter. Inc. note, 8.0%, due 1/4/93              15,000          15,278          15,000           15,000             -
   Norwest Finl. Inc., 8.625%, due 8/1/93                    25,000          25,438          25,000           25,438          (438)
   Florida Power & Light, 8.500%, due 1/1/04                 25,000          25,845          25,790           25,812           (22)
   Dayton Power & Light, 8.750%, due 11/15/98                25,000          25,969          26,075           25,563           512
                                                        -----------      ----------      ----------       ----------   -----------
                                                        $   115,000         118,205         116,865          116,969          (104)
                                                        ===========      ----------      ----------       ----------   -----------
Investment funds:
   First Tennessee Bank National Association
     Investment Pooled Debt Stable Value Fund                 1,516          87,695         125,046          112,941        12,105
   First Tennessee Bank National Association
     Investment Pooled Debt Total Rate of Return
     Fund                                                     4,175         538,660         728,694          697,862        30,832
                                                        -----------      ----------      ----------       ----------   -----------
                                                              5,691         626,355         853,740          810,803        42,937
                                                        ===========      ----------      ----------       ----------   -----------
Corporate stocks                                             13,850         169,286         572,673          515,317        57,356
                                                        ===========      ----------      ----------       ----------   -----------

Savings plan loan account                                       184       2,211,609       2,211,609        2,211,609             -
                                                        ===========      ----------      ----------       ----------   -----------
        Total investments sold and matured                               $7,859,290      $8,489,083       $8,390,611   $    98,472
                                                                         ==========      ==========       ==========   ===========

                      FIRST TENNESSEE NATIONAL CORPORATION
                        SAVINGS PLAN AND TRUST - FUND B
            SCHEDULE OF INVESTMENTS SOLD, MATURED AND TRANSFERRED
                      FOR THE YEAR ENDED DECEMBER 31, 1993
                                  (CONTINUED)



                                                                                                                   Adjusted
                                                                      Units/        Historical      Market          Market
                                                                    Par Value         Cost          Value           Value
                                                                    ---------    -------------   -----------      ----------
        Investment funds:
           Collective Trust Funds Pooled Equity Total Rate
             of Return                                                 381           74,894          73,571           74,894
           Collective Trust Funds Pooled Debt Total Rate
             of Return                                                 419           74,877          75,299           74,877
           First Tennessee Bank National Association
             Investment Pooled Debt Total Rate of Return
             Fund                                                   32,143        4,156,298       5,980,109        5,374,386
                                                                    ------       ----------      ----------       ----------
                Total investments transferred                       32,943       $4,306,069      $6,128,979       $5,524,157
                                                                    ======       ==========      ==========       ==========


                      FIRST TENNESSEE NATIONAL CORPORATION
                        SAVINGS PLAN AND TRUST - FUND C
          SCHEDULE OF INVESTMENTS SOLD, DISTRIBUTED, AND TRANSFERRED
                      FOR THE YEAR ENDED DECEMBER 31, 1993



                                                                                                Adjusted
                                            Units/          Historical                           Market
                                           Par Value           Cost            Proceeds          Value      Net Gain
                                           -----------      -----------       -----------      -----------  --------
Money market investments:
   Participation in Fidelity
     Institutional Cash U.S.
     Government Portfolio                  $12,049,371      $12,049,371       $12,049,371      $12,049,371  $      -
                                           ===========      -----------       -----------      -----------  --------
         Total investments sold                             $12,049,371       $12,049,371      $12,049,371  $      -
                                                            ===========       ===========      ===========  ========



                                                                                                Adjusted
                                            Units/          Historical          Market           Market
                                           Par Value          Cost              Value            Value      Excess
                                           -----------      -----------       -----------      -----------  --------
Corporate Stocks:
   First Tennessee National
       Corporation common stock                 31,091      $   514,370       $  1,227,757     $ 1,149,558  $ 78,199
                                           ===========      -----------       ------------     ------------ --------
         Total investments distributed                      $   514,370       $  1.227,757     $ 1,149,558  $ 78,199
                                                            ===========       ============     ===========  ========


                                                                                                 Adjusted
                                            Units/          Historical         Market             Market
                                           Par Value          Cost             Value               Value
                                           ---------      -----------         ---------        -----------
Corporate Stocks:
   First Tennessee National
       Corporation common stock                 10,467      $   145,146       $    433,625     $   391,016
                                           ===========      -----------       ------------     -----------

         Total investments transferred                      $   145,146       $    433,625     $   391,016
                                                            ===========       ============     ===========

                      FIRST TENNESSEE NATIONAL CORPORATION
                        SAVINGS PLAN AND TRUST - FUND D
                   SCHEDULE OF INVESTMENTS SOLD AND MATURED
                      FOR THE YEAR ENDED DECEMBER 31, 1993




                                                         Historical                        Adjusted Market
                                        Par Value           Cost            Proceeds           Value         Net Gain
                                      ------------      -----------      ------------      --------------    --------
Money market investments:
   Participation in Fidelity
     Institutional Cash U.S.
     Government Portfolio              $14,831,933       $14,831,933      $14,831,933       $14,831,933      $    -
                                       ===========

   Repurchase Agreement:
     Carroll McEntee                   $ 1,000,000       $ 1,000,000      $ 1,000,000       $ 1,000,000           -
                                       ===========       -----------      -----------       -----------      ------


         Total investments sold
            and matured                                  $15,831,933      $15,831,933       $15,831,933      $    -
                                                         ===========      ===========       ===========      ======

                      FIRST TENNESSEE NATIONAL CORPORATION
                        SAVINGS PLAN AND TRUST - FUND A
                  SCHEDULE OF INVESTMENTS MADE AND RECEIVED
                      FOR THE YEAR ENDED DECEMBER 31, 1993


                                                                   Units/
                                                                  Par Value          Cost
                                                                  ---------       ----------
Money market investments:
   Participation in Fidelity Institutional
       Cash U.S. Government Portfolio                            $2,554,386        $2,554,386
                                                                 ==========        ----------
Investment funds:
   First Tennessee Bank National
       Association Investment Pooled Equity
       Total Rate of Return Fund                                      5,182           999,669
   First Tennessee Bank National
       Association Investment Special
       Equity Fund                                                   22,373           379,351
   First Tennessee Bank National
       Association Investment Pooled Equity
       Stable Value Fund                                              4,048           585,980
                                                                 ----------        ----------
                                                                     31,603         1,965,000
                                                                 ==========        ----------
         Total investments made                                                    $4,519,386
                                                                                   ==========



                                                                     Units/                          Adjusted Market
                                                                   Par Value          Cost              Value
                                                                   ---------       ----------        ---------------
Investment funds:
   First Tennessee Bank National
       Association Investment Pooled Equity
       Stable Value Fund                                             50,354        $3,409,121          $5,283,283
                                                                 ----------        ----------          ----------
             Total investments received                              50,354        $3,409,121          $5,283,283
                                                                 ==========        ==========          ==========

                      FIRST TENNESSEE NATIONAL CORPORATION
                        SAVINGS PLAN AND TRUST - FUND B
                  SCHEDULE OF INVESTMENTS MADE AND RECEIVED
                      FOR THE YEAR ENDED DECEMBER 31, 1993

                                                                    Units/
                                                                  Par Value            Cost
                                                                  ----------           ----
Participation in Fidelity Institutional Cash
     U.S. Government Portfolio                                    $5,465,480        $ 5,465,480
                                                                  ==========        -----------
U.S. Treasury securities and Federal agencies:
     U.S. Treasury note, 5.125%, due 11/15/95
     U.S. Treasury note, 6.000%, due 10/15/99                     $   25,000             25,547
     U.S. Treasury note, 4.625%, due 2/15/96                          90,000             91,259
     U.S. Treasury note, 4.250%, due 5/15/96                          20,000             19,942
     U.S. Treasury note, 3.875%, due 3/31/95                          25,000             24,973
     FNMA MTN, 4.629%, due 2/25/98                                    25,000             24,969
     FNMA MTN, 8.050%, due 11/01/01                                   50,000             50,000
                                                                     125,000            132,500
                                                                  ----------        -----------
                                                                  $  360,000            369,190
                                                                  ==========        -----------
Other fixed income:
     Fomento Economico Mexicano, 9.500%, due
     7/22/97                                                      $   25,000             26,056
     NCNB Subordinated note, 10.500%, due
     3/15/99                                                          25,000             28,375
     New England T & T, 7.375%, due 10/15/07
     Norwest Financial Inc., 8.625%, due 8/1/93                       25,000             25,638
     Waste Management bond, 4.625%, due 4/14/96                       25,000             25,437
                                                                      25,000             24,879
                                                                  ----------        -----------
                                                                  $  125,000            130,385
                                                                  ==========        -----------
Investment funds:
   Collective Trust Funds Pooled Equity Total
     Rate of Return                                                      381             74,894
   Collective Trust Funds Pooled Debt Total
     Rate of Return                                                      419             74,877
   First Funds Total Rate of Return Fixed
     Income Portfolio                                                 17,891            180,190
   First Funds Total Rate of Return Equity
     Portfolio                                                        17,256            176,154
   First Tennessee Bank National Association
     Investment Pooled Debt Stable Value Fund                          9,343          1,190,084
   First Tennessee Bank National Association
     Investment Pooled Debt Total Rate of
     Return Fund                                                       2,391            409,696
                                                                  ----------        -----------
                                                                      47,681          2,105,895
                                                                  ==========        -----------

Corporate stocks                                                       6,923            150,244
                                                                  ==========        -----------

Savings Plan loan account                                                648          3,292,859
                                                                  ==========        -----------
         Total investments made                                                     $11,514,053
                                                                                    ===========

                     FIRST TENNESSEE NATIONAL CORPORATION
                       SAVINGS PLAN AND TRUST - FUND B
                  SCHEDULE OF INVESTMENTS MADE AND RECEIVED
                     FOR THE YEAR ENDED DECEMBER 31, 1993
                                 (CONTINUED)




                                                                                                  Adjusted
                                                                   Units/                          Market
                                                                  Par Value         Cost           Value
                                                                  ---------         ----          --------
Investment funds:
   First Tennessee Bank National Association
         Investment Pooled Debt Stable Value
         Fund                                                       72,241       $4,156,298       $5,374,376
   First Funds Total Rate of Return Fixed
         Income Portfolio                                            7,530           74,877           74,877
   First Funds Total Rate of Return Equity
         Portfolio                                                   7,357           74,894           74,894
                                                                    ------       ----------       ----------
                                                                    87,128        4,306,069        5,524,147
                                                                    ======       ----------       ----------

Corporate stocks                                                    10,467          145,147          391,016
                                                                    ======       ----------       ----------

         Total investments received                                              $4,451,216       $5,915,163
                                                                                 ==========       ==========

                     FIRST TENNESSEE NATIONAL CORPORATION
                       SAVINGS PLAN AND TRUST - FUND C
                  SCHEDULE OF INVESTMENTS MADE AND RECEIVED
                     FOR THE YEAR ENDED DECEMBER 31, 1993


                                                                        Units/
                                                                       Par Value                  Cost
                                                                       ---------                  ----
Money market investments:
   Participation in Fidelity Institutional Cash
     U.S. Government Portfolio                                        $12,298,903             $12,298,903
                                                                      ===========             -----------
Corporate stocks:
   First Tennessee National Corporation common
     stock                                                                227,214               9,149,616
                                                                      ===========             -----------

         Total investments made                                                               $21,448,519
                                                                                              ===========


                                                                                                                  Adjusted
                                                                       Units/                                      Market
                                                                      Par Value                   Cost              Value
                                                                      ---------                   ----             --------
Corporate stocks:
   First Tennessee National Corporation common
     stock                                                                  2,271             $    84,556          $201,146
                                                                      ===========             -----------          --------
         Total investments received                                                           $    84,556          $201,146
                                                                                              ===========          ========

                      FIRST TENNESSEE NATIONAL CORPORATION
                        SAVINGS PLAN AND TRUST - FUND D
                         SCHEDULE OF INVESTMENTS MADE
                      FOR THE YEAR ENDED DECEMBER 31, 1993



                                                               Par Value                Cost
                                                               ---------                ----
Money market investments:
   Participation in Fidelity Institutional Cash
     U.S. Government Portfolio                                $  2,147,698          $ 2,147,698
                                                              ============          -----------
   Commercial Paper:
      American General, 3.33%, due 1/6/94                     $  1,000,000            1,000,000
      Beneficial, 3.33%, due 1/27/94                             1,000,000            1,000,000
      Chevron, 3.23%, due 2/7/94                                 1,000,000            1,000,000
      Ford Motor, 3.36%, due 1/28/94                             1,000,000            1,000,000
      GECC, 3.33%, due 2/1/94                                    1,000,000            1,000,000
      GECC, 3.40%, due 8/15/94                                   1,000,000            1,000,000
      American Express, 3.25%, due 1/3/94                        1,000,000            1,000,000
      Texaco, 3.25%, due 1/26/94                                 1,000,000            1,000,000
      Commercial Credit, 3.25%, due 1/25/94                      1,000,000            1,000,000
      Commercial Credit, 3.25%, due 2/2/94                       1,000,000            1,000,000
                                                              ------------          -----------
                                                              $ 10,000,000           10,000,000
                                                              ============          -----------
   Repurchase Agreement:
      Carroll McEntee, 3.30%, due 10/1/93                     $  1,000,000            1,000,000
                                                              ============          -----------


         Total investments made                                                     $13,147,698
                                                                                    ===========



                             ARTHUR ANDERSEN & CO.

                    Report of Independent Public Accountants



To the Savings Plan Committee of
  First Tennessee National Corporation:

We have audited the accompanying statements of net assets of the FIRST TENNESSEE NATIONAL CORPORATION SAVINGS PLAN AND TRUST (the "Plan") as of December 31, 1993 and 1992, and the related statements of changes in net assets for each of the three years in the period ended December 31, 1993. These financial statements are the responsibility of the plan administrator. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by the plan administrator, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets of the Plan as of December 31, 1993 and 1992, and the changes in its net assets for each of the three years in the period ended December 31, 1993, in conformity with generally accepted accounting principles.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The Schedules of Receipts and Disbursements; Reportable Transactions; Investments; Investments Sold, Matured, Distributed and Transferred; and Investments Made and Received are presented for purposes of additional analysis and are not a required part of the basic financial statements but are supplementary information required by the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974. This information has been subjected to the auditing procedures applied in our audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.


                                         ARTHUR ANDERSEN & CO.


Memphis, Tennessee,
   June 21, 1994

                                   SIGNATURES


    The Plan. Pursuant to the requirements of the Securities Exchange Act of 1934, the Savings Plan Committee has duly caused this annual report to be signed on behalf of the Plan by the undersigned thereunto duly authorized.

                             FIRST TENNESSEE NATIONAL CORPORATION
                             SAVINGS PLAN AND TRUST

Date:  June 29, 1994         By: G. Robert Vezina
                                -----------------------------------
                                G. Robert Vezina
                                Executive Vice President and
                                Division Manager-Personnel and
                                Chairman of Savings Plan Committee